POWER OF ATTORNEY

The undersigned Trustee of AXA Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the CharterSM Alternative 100 Conservative Plus Portfolio and the CharterSM Alternative 100 Growth Portfolio into the CharterSM Alternative 100 Moderate Portfolio and the reorganization of the CharterSM International Conservative Portfolio and the CharterSM International Growth Portfolio into the CharterSM International Moderate Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the CharterSM Alternative 100 Moderate Portfolio and the CharterSM International Moderate Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of the CharterSM Alternative 100 Conservative Plus Portfolio, CharterSM Alternative 100 Growth Portfolio, CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Gerald C. Crotty	Trustee	June 9, 2015
Gerald C. Crotty

POWER OF ATTORNEY

The undersigned Trustee of AXA Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the CharterSM Alternative 100 Conservative Plus Portfolio and the CharterSM Alternative 100 Growth Portfolio into the CharterSM Alternative 100 Moderate Portfolio and the reorganization of the CharterSM International Conservative Portfolio and the CharterSM International Growth Portfolio into the CharterSM International Moderate Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the CharterSM Alternative 100 Moderate Portfolio and the CharterSM International Moderate Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of the CharterSM Alternative 100 Conservative Plus Portfolio, CharterSM Alternative 100 Growth Portfolio, CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Barry Hamerling	Trustee	June 9, 2015
Barry Hamerling

POWER OF ATTORNEY

The undersigned Trustee of AXA Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the CharterSM Alternative 100 Conservative Plus Portfolio and the CharterSM Alternative 100 Growth Portfolio into the CharterSM Alternative 100 Moderate Portfolio and the reorganization of the CharterSM International Conservative Portfolio and the CharterSM International Growth Portfolio into the CharterSM International Moderate Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the CharterSM Alternative 100 Moderate Portfolio and the CharterSM International Moderate Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of the CharterSM Alternative 100 Conservative Plus Portfolio, CharterSM Alternative 100 Growth Portfolio, CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Cynthia R. Plouché	Trustee	June 9, 2015
Cynthia R. Plouché

POWER OF ATTORNEY

The undersigned Trustee of AXA Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the CharterSM Alternative 100 Conservative Plus Portfolio and the CharterSM Alternative 100 Growth Portfolio into the CharterSM Alternative 100 Moderate Portfolio and the reorganization of the CharterSM International Conservative Portfolio and the CharterSM International Growth Portfolio into the CharterSM International Moderate Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the CharterSM Alternative 100 Moderate Portfolio and the CharterSM International Moderate Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of the CharterSM Alternative 100 Conservative Plus Portfolio, CharterSM Alternative 100 Growth Portfolio, CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Rayman L. Solomon	Trustee	June 9, 2015
Rayman L. Solomon

POWER OF ATTORNEY

The undersigned Trustee of AXA Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the CharterSM Alternative 100 Conservative Plus Portfolio and the CharterSM Alternative 100 Growth Portfolio into the CharterSM Alternative 100 Moderate Portfolio and the reorganization of the CharterSM International Conservative Portfolio and the CharterSM International Growth Portfolio into the CharterSM International Moderate Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the CharterSM Alternative 100 Moderate Portfolio and the CharterSM International Moderate Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of the CharterSM Alternative 100 Conservative Plus Portfolio, CharterSM Alternative 100 Growth Portfolio, CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Thomas P. Lemke	Trustee	June 9, 2015
Thomas P. Lemke

POWER OF ATTORNEY

The undersigned Trustee of AXA Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the CharterSM Alternative 100 Conservative Plus Portfolio and the CharterSM Alternative 100 Growth Portfolio into the CharterSM Alternative 100 Moderate Portfolio and the reorganization of the CharterSM International Conservative Portfolio and the CharterSM International Growth Portfolio into the CharterSM International Moderate Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the CharterSM Alternative 100 Moderate Portfolio and the CharterSM International Moderate Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of the CharterSM Alternative 100 Conservative Plus Portfolio, CharterSM Alternative 100 Growth Portfolio, CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Steven M. Joenk	Trustee, Chairman, President	June 9, 2015
Steven M. Joenk	and Chief Executive Officer

POWER OF ATTORNEY

The individual whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of the CharterSM Alternative 100 Conservative Plus Portfolio and the CharterSM Alternative 100 Growth Portfolio into the CharterSM Alternative 100 Moderate Portfolio and the reorganization of the CharterSM International Conservative Portfolio and the CharterSM International Growth Portfolio into the CharterSM International Moderate Portfolio, each a series of AXA Premier VIP Trust (the “Trust”), that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the CharterSM Alternative 100 Moderate Portfolio and the CharterSM International Moderate Portfolio and/or classes thereof, and the proxy solicitation by the Trust of shareholders of the CharterSM Alternative 100 Conservative Plus Portfolio, CharterSM Alternative 100 Growth Portfolio, CharterSM International Conservative Portfolio and CharterSM International Growth Portfolio; and without limitation of the foregoing, the power and authority to sign said individual’s name on his or her behalf, and said individual hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said individual might or could do personally in his or her capacity as aforesaid and said individual ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Brian E. Walsh	Treasurer and	June 9, 2015
Brian E. Walsh	Chief Financial Officer